UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2022 (March 29, 2022)

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

001-39144
(Commission File Number)

Nevada	88-0336997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	DISH	The Nasdaq Stock Market L.L.C.

DISH DBS CORPORATION

(Exact name of registrant as specified in its charter)

333-31929
(Commission File Number)

Colorado	84-1328967
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 29, 2022, the Board of Directors appointed Mr. Narayan R. Iyengar as Executive Vice President and Chief Operating Officer of DISH Network, effective March 31, 2021. Mr. Iyengar will serve as the principal operating officer of DISH Network taking over those responsibilities from Mr. John W. Swieringa, President and Chief Operating Officer of DISH Wireless. Mr. Swieringa will continue to have responsibilities over operations of DISH Network’s Wireless segment as its President and Chief Operating Officer.

Mr. Iyengar, age 47, brings over 20 years of experience in business championing operational transformative initiatives and building frictionless omnichannel customer journeys at leading global companies.  Since November 2021, Mr. Iyengar has served on the board of directors, audit committee and executive compensation committee of Build-A-Bear Workshop, Inc.  Prior to joining DISH Network, Mr. Iyengar served as the Senior Vice President, Digital and E-Commerce of Albertsons Companies Inc., from 2017 to 2020, where he led the company’s digital transformation by building an omnichannel customer journey, launching e-commerce offerings, expanding their loyalty program, and launching their retailer media network.  Prior to that, from 2013 to 2017, he served as Vice President, E-Commerce and Digital Analytics of The Walt Disney Company, where he led the growth of e-commerce for Walt Disney’s theme parks, resorts, cruise lines and guided family adventures.  Mr. Iyengar also served in leadership roles at McKinsey & Company and has worked with various founders of growth-stage, venture-backed companies as an advisor, interim executive, and board member.  Mr. Iyengar earned his MBA from Columbia Business School, and an Engineering degree from University of Mysore, India.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION DISH DBS CORPORATION
Date: March 31, 2022	By:	/s/ Timothy A. Messner
Timothy A. Messner Executive Vice President and General Counsel